UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 24, 2011

Date of report (Date of earliest event reported)

CALLAWAY GOLF COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-10962	95-3797580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2180 RUTHERFORD ROAD, CARLSBAD, CALIFORNIA	92008-7328
(Address of principal executive offices)	(Zip Code)

(760) 931-1771

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements

2011 Annual Incentive Program

On March 24, 2011, the Compensation and Management Succession Committee (the “Committee”) of the Board approved the form of 2011 annual incentive program for the following executive officers:

George Fellows, President and Chief Executive Officer

Bradley J. Holiday, Senior Executive Vice President and Chief Financial Officer

Steven C. McCracken, Senior Executive Vice President and Chief Administrative Officer

Jeffrey M. Colton, Senior Vice President, U.S.

David A. Laverty, Senior Vice President, Global Operations

Thomas T. Yang, Senior Vice President, International

The 2011 program provides for a target award for each of the executive officers, which is set forth as a percentage of base salary. For 2011, the target award for each of the executive officers is as follows: 100% for Mr. Fellows and 55% for each of the other executive officers. Subject to certain threshold and maximum performance limits, performance above or below the targeted levels generally results in an award above or below the targeted award. At threshold and maximum performance, respectively, each executive officer could receive the following: 50% and 150% of base salary for Mr. Fellows and 27.5% and 82.5% of base salary for each of the other executive officers. Performance below threshold would result in no payouts and performance above the maximum would result in no additional payout.

Payment of the award amount for each officer is determined by the Committee based on the Company’s achievement of designated financial goals as well as achievement of designated individual objectives. For Messrs. Fellows, Holiday, Laverty and McCracken, their performance goals are weighted as follows: 80% designated corporate financial goals and 20% designated individual objectives. For Messrs. Colton and Yang, their performance goals are weighted as follows: 40% designated corporate financial goals, 40% designated subsidiary/region financial goals, and 20% designated individual objectives.

For all the executive officers, the designated corporate financial goals are pro forma pre-tax income (weighted 75%) and corporate net sales (weighted 25%). For Messrs. Colton and Yang, the designated subsidiary/region goals are based upon operating profit and net sales with the weighting of those two metrics being 75%/25% in mature markets or 50%/50% for emerging markets.

The form of 2011 annual incentive program for the executive officers is attached hereto as Exhibit 10.1 and hereby incorporated herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	2011 Senior Management Incentive Program+

+	Filed with this Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CALLAWAY GOLF COMPANY

Dated: March 29, 2011	By:	/s/ Brian P. Lynch
Name: Brian P. Lynch
Title: Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	2011 Senior Management Incentive Program+

+	Filed with this Report.

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